u. **Sealing of Instruments-** PUBLIC LAWS—CH. 388- JULY 30, 1947; 61 STAT. [H.R. 1565][Public Law278] – Page 636; § 114

v. **Record made in regular course of business**- PUBLIC LAW—CH. 646-JUNE 25,1948; 62 STAT. [H.R.3214] [Public Law 773]- Page(s) 945, 946, § 1732

w. **Government records and papers; copies-** PUBLIC LAWS—CH. 646- JUNE 25,1948; 62 STAT. [H.R. 3214] [Public Law 773] – Page 946, § 1733

x. **State and Territorial Non-Judicial records; full faith and credit**- PUBLIC LAWS—CH. 646-JUNE 25, 1948; 62 STAT. [H.R. 3214] [Public Law 773] – Page 947, § 1739

y. **Concealment, Removal, or Mutilation Generally**- PUBLIC LAWS-CH. 645-JUNE 25, 1948; 80TH CONG., 2D SESS. 62 STAT- Page 795, § 2071; Public Law 101-510; June 25, 1948, Ch.645,62 Stat. 698, § 285; Amendment(s) 1994- Public Law 103-322.

2. List of Resolutions; No. 44 relative to the admission of Florida, as a sovereign State, into the Union: Evidenced by Territory of Florida (Gen. 347.59 f636 1988 v. 23 Florida; Acts of the Legislative Council of the territory of Florida); Preamble and Resolution; Pages 106,107. a. Emphasis Regarding two State(s) of Florida. As stated, "Preamble and Resolution- Pages 106,107

ATTENTION

All provisions relating to an Act, Title, chapter, subchapter, or the application of such provision regarding annual, semiannual, quarterly, (and so forth) fillings required in order to maintain said status as a Foreign Private Issuer and or the determination of eligibility in order to be considered a Foreign Private Issuer; and information required in a prospectus relating to the class and registration of securities; or any other rules, regulations, circumstances, or otherwise, which would lead to civil and/or criminal liabilities; and/ or which would refuse, delay, or cause to be rejected and/or rescinded regarding the offer and sell, and registration of securities referencing said Foreign Company; shall be held invalid and be in violation of applicable laws mentioned herein; consequently, said Act, Title, provisions relating to a chapter, subchapter, circumstances, or the application of such provision does not apply to said Private Treasury and Foreign Company; **Evidenced by the following United States Statutes At Large: Securities Act of 1933: Separability of Provisions- May 27,1933, Ch. 38, Title I, § 26, 48 Stat. 88 (15 U.S. Code § 77z); Securities Exchange Act of 1934; Separability of Provisions- June 6, 1934, Ch. 404, Title I, § 33, 48 Stat. 905 (15 U.S. Code § 78gg); Trust Indenture Act of 1939: Separability of Provisions- May 27, 1933, Ch. 38, Title III, § 328, as added Aug 3, 1939, Ch. 411, 53 Stat. 1177 (15 U.S. Code § 77bbbb); Investment Company Act of 1940: Separability of Provisions- 76th CONG., 3D SESS. CH. 68—AUG. 22, 1940; 54 STAT. 847 (15 U.S. Code § 80a-50)**